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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           FORM 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         June 24, 1997


                       GFS BANCORP, INC.
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  (Exact name of registrant as specified in its charter)


         Delaware                 0-22742           42-1410536
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)


1025 Main Street, Grinnell, Iowa                    50112-1633
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(515) 236-3121
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                             N/A
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  (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On June 24, 1997, the Registrant announced an increase in
its quarterly cash dividend. For further information, see the Registrant's press release dated June 24, 1997, attached hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
     (a) Exhibits

           99.1  Press release, dated June 24, 1997.
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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                         GFS BANCORP, INC.


Date:  June 26, 1997        By:  /s/ Steven L. Opsal
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                                  Steven L. Opsal
                                  President and Chief
                                    Executive Officer